UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 1, 2010

West Marine, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-22512	77-0355502
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Westridge Drive
Watsonville, California 95076
___________________________________________
(Address of principal executive offices, including zip code)

(831) 728-7200
___________________________________________
(Registrant’s telephone number, including area code)

___________________________________________
(Former name or address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 1, 2010, Daniel J. Sweeney, Ph.D. informed us that he will not be standing for re-election as a director at our 2010 annual meeting of stockholders.  Dr. Sweeney had no disagreements with West Marine’s management or the board of directors on any matters relating to our operations, policies or practices.  Dr. Sweeney will continue to serve as a member of the board and the governance and compensation committee until the 2010 annual meeting.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WEST MARINE, INC.
Dated: March 5, 2009	By:	/s/ Pamela J. Fields
Pamela J. Fields
Secretary and General Counsel